SUPPLEMENT DATED JUNE 3, 2004

TO

MONY AMERICA VARIABLE ACCOUNT L PROSPECTUS

DATED MAY 3, 2004

For

Group Flexible Premium Variable Life Insurance Policy

Issued by

MONY Life Insurance Company of America

The following information is added to the “Detailed Information About the Company” section of the prospectus. Please read it and keep it with your Prospectus for future reference.

The MONY Group Inc. stockholders voted to approve the proposed merger with AXA Financial, Inc. at a special meeting of the stockholders held May 18, 2004 in New York.

The Inspector of Election certified the following voting results with respect to the proposed merger with AXA Financial: approximately 53.4% of the shares outstanding or approximately 67% of the shares voting on the proposal voted “for” the merger proposal, approximately 32% of the shares voting on the proposal voted “against,” and approximately 1% of the shares voting on the proposal “abstained.”

Closing of the transaction remains subject to receipt of certain required regulatory approvals and satisfaction of the closing conditions set forth in the merger agreement among The MONY Group Inc., AXA Financial, Inc. and AIMA Acquisition Co. MONY anticipates that the transaction will close at the end of the second quarter or the beginning of the third quarter of 2004.

Both The MONY Group and AXA Financial file reports and other information with the SEC. You may read and copy any reports and other information filed by the companies at the SEC’s public reference room(s) at 450 Fifth Street, N.W., Washington, D.C. 20549. Alternatively, these items are available on the SEC’s website at www.sec.gov.

333-102233	14663 SL (Sup 6/3/04)
14664 SL (Sup 6/3/04)
14683 SL CD (Sup 6/3/04)